Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED JUNE 30, 2015

SAFE HARBOR

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York City, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Michael Walsh	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Theodore Koltis	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer
Ralph DiRuggiero	Senior Vice President, Property Management
Gage Johnson	Senior Vice President, General Counsel and Secretary
Vito Messina	Senior Vice President, Asset Management
Wilbur Paes	Senior Vice President, Chief Accounting Officer
BOARD OF DIRECTORS
Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Dan Emmett	Director, Chair of Audit Committee
Lizanne Galbreath	Director, Chair of Compensation Committee
Peter Linneman	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
David O’Connor	Director
Katharina Otto-Bernstein	Director
COMPANY INFORMATION
Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Vin Chao	Steve Sakwa	Brad Burke
Bank of America Merrill Lynch	Deutsche Bank	Evercore ISI	Goldman Sachs
(646) 855-5808	(212) 250-6799	(212) 446-9462	(917) 343-2082

Jed Reagan	Richard Anderson	Vance Edelson	Ross Nussbaum
Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley	UBS
(949) 640-8780	(949) 640-8780	(212) 761-0078	(212) 713-2484

Brendan Maiorana
Wells Fargo
(443) 263-6516

(1)	With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except square feet and per share data)

	Quarter Ended
	June 30, 2015	March 31, 2015
SELECTED FINANCIAL DATA
Total revenues	$162,928	$161,226
Pro rata share of NOI (1)	$92,452	$87,969
Pro rata share of Cash NOI (1)	$80,457	$75,341
Net loss attributable to Paramount Group, Inc.	$(4,709)	$(9,731)
Per share - basic	$(0.02)	$(0.05)
Per share - diluted	$(0.02)	$(0.05)
FFO attributable to Paramount Group, Inc. common
shareholders plus assumed conversions (1)	$52,663	$43,317
Per share - diluted	$0.25	$0.20
FFO payout ratio (1)	38.3%	46.5%
Core FFO attributable to Paramount Group, Inc.
common shareholders plus assumed conversions	$46,315	$38,963
Per share - diluted	$0.22	$0.18
Core FFO payout ratio (1)	43.5%	51.7%
FAD attributable to Paramount Group, Inc.	$21,635	$16,852
FAD payout ratio (1)	93.1%	119.6%

COMMON SHARE DATA

	Quarter Ended
	June 30, 2015	March 31, 2015
Share Price
High	$19.73	$20.21
Low	$16.97	$17.66
Closing (end of period)	$17.16	$19.30
Dividends per common share	$0.095	$0.095	(2)
Annualized dividends per common share	$0.380	$0.380
Dividend yield (on closing share price)	2.2%	2.0%

PORTFOLIO STATISTICS

	Number of	Square	% Occupied (1)	% Leased (1)
	Properties	Feet	at June 30, 2015	at June 30, 2015
Region:
New York	6	7,152,207	93.3%	95.2%
Washington, D.C.	5	1,602,655	86.4%	90.2%
San Francisco	1	1,611,125	97.3%	97.8%

	12	10,365,987	92.9%	94.8%

(1)	See page 27 for our definition of this measure.
(2)	Excludes the $0.039 cash dividend for the 38 day period following the completion of our initial public offering and related formation transactions and ending on December 31, 2014.

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	June 30, 2015	March 31, 2015	December 31, 2014
ASSETS:
Rental Property
Land	$2,042,071	$2,042,071	$2,042,071
Buildings and improvements	5,534,885	5,503,475	5,488,168

	7,576,956	7,545,546	7,530,239
Accumulated depreciation and amortization	(162,377)	(121,165)	(81,050)

Rental Property, net	7,414,579	7,424,381	7,449,189
Real estate fund investments	335,545	324,282	323,387
Investments in partially owned entities	6,128	6,370	5,749
Cash and cash equivalents	438,088	380,889	438,599
Restricted cash	45,737	53,864	55,728
Marketable securities	21,524	21,386	20,159
Deferred rent receivable	40,308	24,261	8,267
Accounts and other receivables, net	10,781	12,863	7,692
Deferred charges, net	49,547	43,713	39,165
Intangible assets, net	583,126	629,021	669,385
Other assets	9,529	31,948	13,121

Total Assets	$8,954,892	$8,952,978	$9,030,441

LIABILITIES:
Mortgages and notes payable	$2,853,237	$2,852,754	$2,852,287
Credit facility	—	—	—
Due to affiliates (1)	27,299	27,299	27,299
Loans payable to noncontrolling interests	43,981	43,188	42,195
Accounts payable and accrued expenses	96,595	78,282	93,472
Deferred income taxes	2,659	3,183	2,861
Interest rate swap liabilities	160,473	182,218	194,196
Intangible liabilities, net	201,839	210,964	219,228
Dividends and distributions payable	25,066	—	—
Other liabilities	45,922	45,742	43,950

Total Liabilities	3,457,071	3,443,630	3,475,488
EQUITY:
Paramount Group, Inc. stockholders’ equity	3,889,542	3,829,373	3,910,862
Noncontrolling interests in consolidated joint ventures and funds	703,596	685,176	685,888
Noncontrolling interests in Operating Partnership	904,683	994,799	958,203

Total Equity	5,497,821	5,509,348	5,554,953

TOTAL LIABILITIES AND EQUITY	$8,954,892	$8,952,978	$9,030,441

(1)	Represents notes payable to affiliates, which are due in October 2017 and bear interest at a fixed rate of 0.50%.

CONSOLIDATED STATEMENTS OF INCOME
(unaudited and in thousands, except share and per share data)

	Quarter Ended
	June 30, 2015	March 31, 2015
REVENUES:
Property rentals	$128,954	$126,402
Straight-line rent adjustments	16,091	15,951
Amortization of below-market leases, net	872	890

Rental income	145,917	143,243
Tenant reimbursement income	12,063	13,488
Fee income	1,780	1,535
Other income	3,168	2,960

Total revenues	162,928	161,226
EXPENSES:
Operating	57,781	61,884
Depreciation and amortization	79,421	73,583
General and administrative (1)	9,133	12,613
Acquisition and transaction related costs	8,208	1,139

Total expenses	154,543	149,219
Operating income	8,385	12,007
Income from real estate fund investments	14,072	5,221
Income from partially owned entities	2,011	975
Unrealized gains on interest rate swaps	21,747	11,978
Interest and other income, net	512	854
Interest and debt expense	(42,236)	(41,888)

Net income (loss) before income taxes	4,491	(10,853)
Income tax expense	(1,343)	(574)

Net income (loss)	3,148	(11,427)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures and funds	(9,004)	(668)
Operating Partnership	1,147	2,364

Net loss attributable to Paramount Group, Inc.	$(4,709)	$(9,731)

Weighted average common shares outstanding
Basic	212,106,718	212,106,718

Diluted	212,106,718	212,106,718

Net loss per share attributable to Paramount Group, Inc.
Basic	$(0.02)	$(0.05)

Diluted	$(0.02)	$(0.05)

(1)	Includes $3,315 of severance costs in the quarter ended March 31, 2015 and expense of $362 and $733 in the quarters ended June 30, 2015 and March 31, 2015, respectively, from the mark-to-market of investments in our deferred compensation plan for which there is a corresponding increase in interest and other income, net.

FUNDS FROM OPERATIONS (“FFO”)
(unaudited and in thousands, except share and per share data)

	Quarter Ended
	June 30, 2015	March 31, 2015
Reconciliation of net income (loss) to FFO:
Net income (loss)	$3,148	$(11,427)
Real estate depreciation and amortization	79,421	73,583
Pro rata share of real estate depreciation and amortization of partially owned entities	1,530	1,476

FFO (1)	84,099	63,632
Less FFO attributable to noncontrolling interests in consolidated joint ventures and funds	(18,614)	(9,789)

FFO attributable to Paramount Group Operating Partnership	65,485	53,843
Less FFO attributable to noncontrolling interests in Operating Partnership	(12,822)	(10,526)

FFO attributable to Paramount Group, Inc. common shareholders plus assumed conversions (1)	$52,663	$43,317

Per diluted share	$0.25	$0.20

Reconciliation of FFO to Core FFO:
FFO	$84,099	$63,632
Non-core (income) expense:
Transfer taxes due in connection with the sale of shares by a former joint venture partner	5,872	—
Acquisition and transaction related costs	2,336	1,139
Predecessor income tax true-up	721	—
Severance costs	—	3,315
Unrealized gains on interest rate swaps	(21,747)	(11,978)
Pro rata share of unrealized gains on interest rate swaps of partially owned entities	(624)	(386)

Core FFO (1)	70,657	55,722
Less Core FFO attributable to noncontrolling interests in consolidated joint ventures and funds	(13,065)	(7,291)

Core FFO attributable to Paramount Group Operating Partnership	57,592	48,431
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(11,277)	(9,468)

Core FFO attributable to Paramount Group, Inc. common shareholders plus assumed conversions (1)	$46,315	$38,963

Per diluted share	$0.22	$0.18

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	212,106,718	212,106,718
Effect of dilutive securities	5,004	11,928

Denominator for FFO per diluted share	212,111,722	212,118,646

(1)	See page 27 for our definition of this measure.

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)
(unaudited and in thousands)

	Quarter Ended
	June 30, 2015	March 31, 2015
Reconciliation of Core FFO to FAD
Core FFO	$70,657	$55,722
Add:
Amortization of stock-based compensation expense	1,370	1,174
Amortization of deferred financing costs	688	584
Less:
Recurring tenant improvements, leasing commissions and other capital expenditures	(16,882)	(18,093)
Straight-line rent adjustments	(16,091)	(15,951)
Unrealized gains on real estate fund investments	(11,264)	(873)
Amortization of below-market leases, net	(872)	(890)
Pro rata share of straight-line rent adjustments of partially owned entities	48	41

FAD (1)	27,654	21,714
Less FAD attributable to noncontrolling interests in consolidated joint ventures and funds	(751)	(768)

FAD attributable to Paramount Group Operating Partnership	26,903	20,946
Less FAD attributable to noncontrolling interests in Operating Partnership	(5,268)	(4,094)

FAD attributable to Paramount Group, Inc. (1)	$21,635	$16,852

FAD payout ratio (1)	93.1%	119.6%

(1)	See page 27 for our definition of this measure.

NET OPERATING INCOME (“NOI”)
(unaudited and in thousands)

	Quarter Ended
	June 30, 2015	March 31, 2015
Reconciliation of net income (loss) to NOI:
Net income (loss)	$3,148	$(11,427)
Add:
Depreciation and amortization	79,421	73,583
General and administrative expenses	9,133	12,613
Interest and debt expense	42,236	41,888
Transfer taxes due in connection with the sale of shares by a former joint venture partner	5,872	—
Acquisition and transaction related costs	2,336	1,139
Income tax expense	1,343	574
NOI from partially owned entities	4,278	3,781
Less:
Income from real estate fund investments	(14,072)	(5,221)
Income from partially owned entities	(2,011)	(975)
Fee income	(1,780)	(1,535)
Unrealized gains on interest rate swaps	(21,747)	(11,978)
Interest and other income, net	(512)	(854)

NOI (1)	107,645	101,588
Less NOI attributable to noncontrolling interests in consolidated joint ventures	(15,193)	(13,619)

Pro rata share of NOI (1)	$92,452	$87,969

Reconciliation of NOI to Cash NOI:
NOI	$107,645	$101,588
Less:
Straight-line rent adjustments	(16,091)	(15,951)
Amortization of below-market leases, net	(872)	(890)
Pro rata share of straight-line rent adjustments of partially owned entities	48	41

Cash NOI (1)	90,730	84,788
Less Cash NOI attributable to noncontrolling interests in consolidated joint ventures	(10,273)	(9,447)

Pro rata share of Cash NOI (1)	$80,457	$75,341

(1)	See page 27 for our definition of this measure.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”)
(unaudited and in thousand)

	Quarter Ended
	June 30, 2015	March 31, 2015
Reconciliation of net income (loss) to EBITDA:
Net income (loss)	$3,148	$(11,427)
Add:
Depreciation and amortization	79,421	73,583
Interest and debt expense	42,236	41,888
Income tax expense	1,343	574
Pro rata share of above adjustments of partially owned entities	2,895	3,190

EBITDA (1)	129,043	107,808
Less EBITDA attributable to noncontrolling interests in consolidated joint ventures and funds	(28,071)	(19,323)

Pro rata share of EBITDA (1)	$100,972	$88,485

Reconciliation of EBITDA to Adjusted EBITDA:
EBITDA	$129,043	$107,808
Add:
Transfer taxes due in connection with the sale of shares by a former joint venture partner	5,872	—
Acquisition and transaction related costs	2,336	1,139
Severance costs	—	3,315
Less:
Unrealized gains on interest rate swaps	(21,747)	(11,978)
EBITDA from real estate fund investments	(15,124)	(4,010)
Pro rata share of unrealized gains on interest rate swaps of partially owned entities	(624)	(386)

Adjusted EBITDA (1)	99,756	95,888
Less Adjusted EBITDA attributable to noncontrolling interests in consolidated joint ventures	(14,936)	(13,411)

Pro rata share of Adjusted EBITDA (1)	$84,820	$82,477

(1) See page 27 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUNDS - BALANCE SHEETS
(unaudited and in thousands)

	As of June 30, 2015
	Consolidated Properties
	31 West 52nd Street	One Market Plaza	Real Estate Funds (1)	Total
Ownership %	64.2%	49.0%	Various
ASSETS:
Rental property, net	$819,090	$1,275,185	$65,476	$2,159,751
Real estate fund investments	—	—	335,545	335,545
Cash and cash equivalents	22,234	8,172	31,238	61,644
Restricted cash	9	24,267	—	24,276
Deferred rent receivable	2,315	9,168	—	11,483
Accounts and other receivables, net	1,236	134	3,197	4,567
Deferred charges, net	—	1,334	—	1,334
Intangible assets, net	83,251	82,315	—	165,566
Other assets	536	1,397	896	2,829

Total Assets	$928,671	$1,401,972	$436,352	$2,766,995

LIABILITIES:
Mortgages and notes payable	$413,490	$855,339	$—	$1,268,829
Loans payable to noncontrolling interests	—	—	43,981	43,981
Accounts payable and accrued expenses	3,747	22,934	293	26,974
Interest rate swap liabilities	24,013	73,647	—	97,660
Intangible liabilities, net	43,006	73,861	—	116,867
Other liabilities	211	419	426	1,056

Total Liabilities	484,467	1,026,200	44,700	1,555,367

EQUITY:
Paramount Group, Inc. stockholders’ equity	285,217	184,196	38,619	508,032
Noncontrolling interests in consolidated joint ventures and funds	158,987	191,576	353,033	703,596

Total Equity	444,204	375,772	391,652	1,211,628

TOTAL LIABILITIES AND EQUITY	$928,671	$1,401,972	$436,352	$2,766,995

(1)	See page 21 for details of our ownership interest in the Funds and the Funds’ ownership interest in the underlying investments.

CONSOLIDATED JOINT VENTURES AND FUNDS - OPERATING RESULTS
(unaudited and in thousands)

	Quarter Ended June 30, 2015
	Consolidated Properties
	31 West 52nd Street	One Market Plaza	Real Estate Funds (1)	Total
Total revenues	$17,317	$28,848	$926	$47,091
Total operating expenses	6,105	7,017	318	13,440

Net operating income	11,212	21,831	608	33,651
Depreciation and amortization expense	(6,538)	(13,739)	(298)	(20,575)
Income from real estate fund investments	—	—	14,072	14,072
Unrealized gains on interest rate swaps	3,278	8,580	—	11,858
Interest and other income, net	21	34	—	55
Interest and debt expense	(5,218)	(13,280)	(793)	(19,291)

Net income before income taxes	2,755	3,426	13,589	19,770
Income tax expense	—	(39)	(3)	(42)

Net income	$2,755	$3,387	$13,586	$19,728

Paramount Group, Inc.’s pro rata share
Ownership %	64.2%	49.0%	Various	Total
Net income	$1,770	$1,664	$824	$4,258
Add: Management fee income	126	110	1,521	1,757
Add: Carried interest	—	—	4,709	4,709

Net income attributable to Paramount Group, Inc.	1,896	1,774	7,054	10,724
Add: Real estate depreciation and amortization	4,197	6,728	40	10,965

FFO (2) attributable to Paramount Group, Inc.	6,093	8,502	7,094	21,689
Less: Unrealized gains on interest rate swaps	(2,104)	(4,204)	—	(6,308)

Core FFO attributable to Paramount Group, Inc.	$3,989	$4,298	$7,094	$15,381

Noncontrolling Interests’ pro rata share
Ownership %	35.8%	51.0%	Various	Total
Net income	$985	$1,723	$12,762	$15,470
Less: Management fee expense	(126)	(110)	(1,521)	(1,757)
Less: Carried interest	—	—	(4,709)	(4,709)

Net income attributable to noncontrolling interests	859	1,613	6,532	9,004
Add: Real estate depreciation and amortization	2,341	7,011	258	9,610

FFO attributable to noncontrolling interests	3,200	8,624	6,790	18,614
Less: Unrealized gains on interest rate swaps	(1,174)	(4,375)	—	(5,549)

Core FFO attributable to noncontrolling interests	$2,026	$4,249	$6,790	$13,065

(1)	See page 21 for details of our ownership interest in the Funds and the Funds’ ownership interest in the underlying investments.
(2)	See page 27 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS
(unaudited and in thousands)

	As of June 30, 2015
	712 Fifth Avenue	Oder-Center, Germany	Total
Ownership %	50.0%	9.5%
ASSETS:
Rental property, net	$198,722	$6,626	$205,348
Cash and cash equivalents	13,838	973	14,811
Restricted cash	323	—	323
Deferred rent receivable	13,122	—	13,122
Accounts and other receivables, net	188	—	188
Deferred charges, net	28,191	—	28,191
Other assets	494	206	700

Total Assets	$254,878	$7,805	$262,683

LIABILITIES:
Mortgages and notes payable	$246,500	$24,014	$270,514
Accounts payable and accrued expenses	3,055	181	3,236
Interest rate swap liabilities	11,349	—	11,349
Other liabilities	856	53	909

Total Liabilities	261,760	24,248	286,008

Total Equity	(6,882)	(16,443)	(23,325)

TOTAL LIABILITIES AND EQUITY	$254,878	$7,805	$262,683

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS
(unaudited and in thousands)

	Quarter Ended June 30, 2015
	712	Oder-Center,
	Fifth Avenue	Germany	Total
Total revenues	$14,111	$1,084	$15,195
Total operating expenses	5,831	128	5,959

Net operating income	8,280	956	9,236
Depreciation and amortization expense	(2,954)	(98)	(3,052)
Unrealized gains on interest rate swaps	1,248	—	1,248
Interest and other income, net	4	—	4
Interest and debt expense	(2,611)	(292)	(2,903)

Net income before income taxes	3,967	566	4,533
Income tax expense	—	(3)	(3)

Net income	$3,967	$563	$4,530

Paramount Group, Inc.’s pro rata share Ownership %	50.0%	9.5%	Total
Net income	$1,984	$53	$2,037
Less: Step-up basis adjustment	—	(26)	(26)

Net income attributable to Paramount Group, Inc.	1,984	27	2,011
Add: Real estate depreciation and amortization	1,477	53	1,530

FFO (1) attributable to Paramount Group, Inc.	3,461	80	3,541
Less: Unrealized gains on interest rate swaps	(624)	—	(624)

Core FFO attributable to Paramount Group, Inc.	$2,837	$80	$2,917

Joint Venture Partners’ pro rata share Ownership %	50.0%	90.5%	Total
Net income	$1,984	$510	$2,494
Add: Real estate depreciation and amortization	1,477	89	1,566

FFO attributable to joint venture partner	3,461	599	4,060
Less: Unrealized gains on interest rate swaps	(624)	—	(624)

Core FFO attributable to joint venture partner	$2,837	$599	$3,436

(1)	See page 27 for our definition of this measure.

CAPITAL STRUCTURE
(unaudited and in thousands, except share and per share data)

			As of June 30, 2015
Debt:
Consolidated debt:
Mortgages and notes payable			$2,853,237
$1.0 billion credit facility			—

			2,853,237
Less:
Noncontrolling interests’ share of consolidated debt (One Market Plaza and 31 West 52nd Street)			(584,252)
Add:
Pro rata share of unconsolidated joint venture debt (712 Fifth Avenue and Oder-Center, Germany)			125,531

Total debt			2,394,516

	Shares / Units Outstanding	Share Price at As of June 30, 2015
Equity:
Common stock	212,111,937	$17.16	3,639,841
Operating Partnership units	51,660,088	17.16	886,487

	263,772,025	17.16	4,526,328

Total Market Capitalization			$6,920,844

DEBT ANALYSIS
(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
	Amount	Rate	Amount	Rate	Amount	Rate
Consolidated Debt:
1633 Broadway	$926,260	5.39%	$772,100	6.15%	$154,160	1.61%
31 West 52nd Street	413,490	4.99%	337,500	5.74%	75,990	1.66%
900 Third Avenue	274,337	5.10%	255,000	5.35%	19,337	1.77%
Waterview	210,000	5.76%	210,000	5.76%	—	—
1899 Pennsylvania Avenue	89,811	4.88%	89,811	4.88%	—	—
Liberty Place	84,000	4.50%	84,000	4.50%	—	—
One Market Plaza	855,339	6.14%	855,339	6.14%	—	—

Total consolidated debt	2,853,237	5.51%	2,603,750	5.89%	249,487	1.64%

Noncontrolling interests’ share	(584,252)		(557,048)		(27,204)

Pro rata share of consolidated debt	$2,268,985	5.43%	$2,046,702	5.84%	$222,283	1.64%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$246,500	4.08%	$135,000	5.78%	$111,500	2.03%
Oder-Center, Germany	24,014	4.62%	24,014	4.62%	—	0.00%

Total unconsolidated debt	270,514	4.13%	159,014	5.60%	111,500	2.03%

Joint venture partners’ share	(144,983)		(89,233)		(55,750)

Pro rata share of unconsolidated debt	$125,531	4.09%	$69,781	5.74%	$55,750	2.03%

Pro Rata Share of Total Debt	$2,394,516	5.36%	$2,116,483	5.84%	$278,033	1.72%

	Required	Actual
Credit Facility Covenants: (1)
Total Debt / Total Assets	Less than 60%	40.1%
Secured Debt / Total Assets	Less than 50%	36.4%
Fixed Charge Coverage	Greater than 1.5x	2.4	x
Unsecured Debt / Unencumbered Assets	Less than 60%	13.8%
Unencumbered Interest Coverage	Greater than 1.75x	14.3	x

	Amount	%
Debt Composition:
Fixed rate debt:
Pro rata consolidated fixed rate debt	$2,046,702
Pro rata unconsolidated fixed rate debt	69,781

Total fixed rate debt	2,116,483	88.4%

Variable rate debt:
Pro rata consolidated variable rate debt	222,283
Pro rata unconsolidated variable rate debt	55,750

Total variable rate debt	278,033	11.6%

Pro Rata Share of Total Debt	$2,394,516	100.0%

(1)	This section presents ratios as of June 30, 2015 in accordance with the terms of the Company’s credit facility, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the credit facility.

DEBT MATURITIES
(unaudited and in thousands)

	2015	2016	2017	2018	2019	Thereafter	Total
Consolidated Debt:
1633 Broadway	$—	$926,260	$—	$—	$—	$—	$926,260
31 West 52nd Street	—	—	413,490	—	—	—	413,490
900 Third Avenue	—	—	274,337	—	—	—	274,337
Waterview	—	—	210,000	—	—	—	210,000
1899 Pennsylvania Avenue	—	—	—	—	—	89,811	89,811
Liberty Place	—	—	—	84,000	—	—	84,000
One Market Plaza	—	—	—	—	855,339	—	855,339

Total consolidated debt	—	926,260	897,827	84,000	855,339	89,811	2,853,237
Noncontrolling interests’ share	—	—	(148,029)	—	(436,223)	—	(584,252)

Pro rata share of consolidated debt	$—	$926,260	$749,798	$84,000	$419,116	$89,811	$2,268,985

Unconsolidated Debt:
712 Fifth Avenue	$—	$—	$—	$246,500	$—	$—	$246,500
Oder-Center, Germany	—	—	—	—	—	24,014	24,014

Total unconsolidated debt	—	—	—	246,500	—	24,014	270,514
Joint venture partners’ share	—	—	—	(123,250)	—	(21,733)	(144,983)

Pro rata share of unconsolidated debt	$—	$—	$—	$123,250	$—	$2,281	$125,531

Pro rata share of debt	$—	$926,260	$749,798	$207,250	$419,116	$92,092	2,394,516

Weighted average rate	—	5.39%	5.25%	4.25%	6.14%	4.87%	5.36%

% of Debt Maturing	—	38.7%	31.3%	8.7%	17.5%	3.8%	100.0%

PORTFOLIO SUMMARY
(unaudited)

Property	Submarket	% Ownership	Square Feet (1)	% Occupied (2)	% Leased (2)	Annualized Rent (2)
						Amount	Per Square Foot (3)
As of June 30, 2015
New York:
1633 Broadway	West Side	100.0%	2,643,065	95.7%	95.7%	$160,808,000	$69.13
1301 Avenue of the Americas	Sixth Ave /Rock Center	100.0%	1,767,992	85.4%	91.2%	110,867,000	74.19
1325 Avenue of the Americas	Sixth Ave /Rock Center	100.0%	814,892	91.1%	94.2%	46,766,000	65.91
31 West 52nd Street	Sixth Ave /Rock Center	64.2%	786,647	100.0%	100.0%	59,015,000	77.44
900 Third Avenue	East Side	100.0%	596,270	96.0%	97.0%	40,818,000	72.11
712 Fifth Avenue	Madison/Fifth	50.0%	543,341	98.5%	98.5%	56,475,000	106.06

Subtotal /Weighted Average			7,152,207	93.3%	95.2%	474,749,000	74.38

Washington, D.C.:
Waterview	Rosslyn, VA	100.0%	647,243	98.9%	98.9%	33,739,000	50.86
425 Eye Street	East End	100.0%	380,090	88.9%	96.4%	15,052,000	45.81
2099 Pennsylvania Avenue	CBD	100.0%	208,636	62.0%	62.0%	9,937,000	76.66
1899 Pennsylvania Avenue	CBD	100.0%	192,481	71.9%	88.8%	11,033,000	81.05
Liberty Place	East End	100.0%	174,205	80.1%	80.1%	10,833,000	76.97

Subtotal /Weighted Average			1,602,655	86.4%	90.2%	80,594,000	57.68

San Francisco:
One Market Plaza	South Financial District	49.0%	1,611,125	97.3%	97.8%	96,057,000	62.43

Total /Weighted Average			10,365,987	92.9%	94.8%	$651,400,000	$69.93

(1)	Represents the remeasured square feet, which includes an aggregate of 197,196 square feet of either REBNY or BOMA remeasurement adjustments that are not reflected in current leases.
(2)	See page 27 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

FUNDS SUMMARY
(unaudited)

Property Funds:

The following is a summary of the Property Funds, our ownership interest in these Funds and the Funds’ ownership interest in the underlying investments, as of June 30, 2015.

	% Ownership	60 Wall Street	One Market Plaza		50 Beale Street
Fund II	10.0%	46.3%	—		—
Fund III	3.1%	16.0%	2.0%		—
Fund VII/VII-H	7.2%	—	—		42.8%

Total Property Funds		62.3%	2.0%		42.8%
Other Investors		37.7%	98.0	%(1)	57.2%

Total		100.0%	100.0%		100.0%

The following is a summary of the Property Fund investments and our ownership interest in the underlying investments, as of June 30, 2015.

	Submarket	% Ownership	Square Feet	% Leased	Annualized Rent (2)
					Amount		Per Square Foot (3)
60 Wall Street	Downtown	5.1%	1,625,483	100.0%	$67,000,000	(4)	$41.22	(4)
50 Beale Street	South Financial District	3.1%	663,483	98.6%	33,304,000		50.91

Alternative Investment Funds:

The following is a summary of our ownership interest in the Alternative Investment Funds and the Funds’ underlying investments, as of June 30, 2015.

		%	Interest/		Investment
Fund	Investment Type	Ownership	Dividend Rate	Initial Maturity	Total	Our Share
Fund VIII	Mezzanine loan	1.7%	8.3%	Jan-2022	$46,747,000	$805,000
PGRESS Funds	Preferred Equity Investments	4.9% - 5.4%	10.3% - 15.0%	Sep-2015 - Feb-2019	95,717,000	4,615,000

(1)	Includes a 49.0% direct ownership interest held by us.
(2)	See page 27 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, signage and roof space.
(4)	Represents triple net base rent only.

TOP TENANTS AND INDUSTRY DIVERSIFICATION
(unaudited)

	Lease Expiration		Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
						Amount	Per Square Foot
Top 10 Tenants:
As of June 30, 2015
The Corporate Executive Board Company	Jan-2028		625,062		6.0%	$31,709,000	$50.73	4.9%
Barclays Capital, Inc.	Dec-2020		497,418		4.8%	29,207,000	58.72	4.5%
Allianz Global Investors, LP	Jan-2031	(2)	326,457	(2)	3.1%	26,198,000	80.25	4.0%
Credit Agricole Corporate & Investment Bank	Feb-2023		313,879		3.0%	25,219,000	80.35	3.9%
Clifford Chance, LLP	Jun-2024		328,992		3.2%	24,925,000	75.76	3.8%
Commerzbank AG	May-2016		287,535		2.8%	24,422,000	84.94	3.7%
Kasowitz Benson Torres & Friedman, LLP	Mar-2037	(3)	302,213	(3)	2.9%	18,904,000	62.55	2.9%
Deloitte & Touche, LLP	Mar-2016		212,052		2.0%	16,853,000	79.48	2.6%
Google	Apr-2025		249,709		2.4%	16,310,000	65.32	2.5%
WMG Acquisition Corp. (Warner Music Group)	Jul-2029		293,487		2.8%	16,241,000	55.34	2.5%

	Square Feet Occupied	% of Occupied Square Feet	Annualized Rent	% of Annualized Rent
Industry Diversification:
As of June 30, 2015
Financial Services - Commercial and Investment Banking	1,894,950	20.1%	$136,836,000	21.0%
Legal Services	1,795,801	19.1%	131,199,000	20.1%
Financial Services - All other	1,380,036	14.7%	109,203,000	16.8%
Technology and Media	1,425,865	15.2%	87,256,000	13.4%
Insurance	401,284	4.3%	30,548,000	4.7%
Retail	322,377	3.4%	26,505,000	4.1%
Accounting	275,263	2.9%	20,835,000	3.2%
Real Estate	223,998	2.4%	16,289,000	2.5%
Government	316,700	3.4%	14,684,000	2.3%
Other	1,374,199	14.6%	78,045,000	12.0%

(1)	See page 27 for our definition of this measure.
(2)	5,546 of the square feet leased expires in December 2018.
(3)	100,422 of the square feet leased expires in November 2015.

LEASING ACTIVITY
(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Quarter Ended June 30, 2015:
Total square feet leased	199,972	137,975	28,863	33,134
Pro rata share of total square feet leased:	171,405	126,306	28,863	16,236
Initial rent (1)	$71.84	$78.58	$40.72	$74.72
Weighted average lease term (years)	11.1	10.5	15.1	8.1
Tenant improvements and leasing commissions:
Per square foot	$81.57	$78.23	$109.30	$58.27
Per square foot per annum	$7.38	$7.43	$7.25	$7.20
Percentage of initial rent	10.3%	9.5%	17.8%	9.6%
Rent concessions:
Average free rent period (in months)	8.4	8.2	13.4	1.1
Average free rent period per annum (in months)	0.8	0.8	0.9	0.1
Second generation space: (1)
Square feet	138,232	126,306	—	11,926
Cash basis:
Initial rent (1)	$78.26	$78.58	$—	$74.86
Prior escalated rent	$67.80	$68.68	$—	$58.54
Percentage increase	15.4%	14.4%	—	27.9%
GAAP basis:
Straight-line rent	$76.96	$76.60	$—	$80.81
Prior straight-line rent	$64.69	$65.31	$—	$58.09
Percentage increase	19.0%	17.3%	—	39.1%

(1)	See page 27 for our definition of this measure.

LEASING ACTIVITY
(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Six Months Ended June 30, 2015:
Total square feet leased	355,800	289,486	33,180	33,134
Pro rata share of total square feet leased:	325,693	276,277	33,180	16,236
Initial rent (1)	$73.67	$77.08	$44.79	$74.72
Weighted average lease term (years)	12.6	12.7	13.8	8.1
Tenant improvements and leasing commissions:
Per square foot	$95.80	$96.90	$105.02	$58.27
Per square foot per annum	$7.61	$7.64	$7.60	$7.20
Percentage of initial rent	10.3%	9.9%	17.0%	9.6%
Rent concessions:
Average free rent period (in months)	10.8	11.2	12.3	1.1
Average free rent period per annum (in months)	0.9	0.9	0.9	0.1
Second generation space: (1)
Square feet	161,962	145,719	4,317	11,926
Cash basis:
Initial rent (1)	$76.87	$77.18	$72.00	$74.86
Prior escalated rent	$66.45	$67.04	$68.58	$58.54
Percentage increase	15.7%	15.1%	5.0%	27.9%
GAAP basis:
Straight-line rent	$75.39	$74.91	$76.56	$80.81
Prior straight-line rent	$63.75	$64.08	$68.39	$58.09
Percentage increase	18.3%	16.9%	11.9%	39.1%

(1)	See page 27 for our definition of this measure.

LEASE EXPIRATIONS
(unaudited)

Year of Lease Expiration (3)	Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
		Amount	Per Square Foot (2)
Month to Month	7,282	$687,000	$80.80	0.1%

3Q 2015	244,872	17,565,000	72.48	2.6%
4Q 2015	251,881	16,956,000	67.29	2.6%

Total 2015	496,753	34,521,000	69.82	5.2%

1Q 2016	3,314	1,515,000	151.57	0.2%
2Q 2016	521,486	41,685,000	82.98	6.3%
Remaining 2016	265,539	17,778,000	67.11	2.7%
2017	587,768	43,500,000	74.61	6.5%
2018	371,446	28,063,000	75.43	4.2%
2019	448,362	34,097,000	76.63	5.1%
2020	675,321	44,673,000	71.23	6.7%
2021	1,303,775	76,367,000	59.98	11.5%
2022	277,974	18,586,000	85.77	2.8%
2023	664,222	52,868,000	80.03	8.0%
2024	682,055	52,930,000	78.05	8.0%
Thereafter	3,319,988	217,114,000	65.09	32.7%

(1)	See page 27 for our definition of this measure.
(2)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.
(3)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarters.

CAPITAL EXPENDITURES - CASH BASIS
(unaudited and in thousands)

	Quarter Ended
	June 30, 2015	March 31, 2015
Capital expenditures to maintain assets:
Recurring (1)	$273	$3,754
Non-recurring (1)	—	—

Total capital expenditures to maintain assets	$273	$3,754

Tenant improvements:
Recurring (1)	$13,254	$10,795
Non-recurring (1)	1,431	1,693

Total tenant improvements	$14,685	$12,488

Leasing commissions:
Recurring (1)	$3,355	$3,544
Non-recurring (1)	1,678	2,587

Total leasing commissions	$5,033	$6,131

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$16,882	$18,093
Total non-recurring (1)	3,109	4,280

Total capital expenditures, tenant improvements and leasing commissions	$19,991	$22,373

Development expenditures (1)(2)	$5,321	$5,394

(1)	See page 27 for our definition of this measure.
(2)	Primarily represents development expenditures relating to the lobby and retail repositioning at One Market Plaza. Of the $25,000 budgeted, $11,234 has been expended as of June 30, 2015.

DEFINITIONS

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) is calculated by adjusting EBITDA for certain other items, including acquisition and transaction related costs and unrealized gains or losses on interest rate swaps, including our share of such adjustments of unconsolidated joint ventures.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Recurring Capital Expenditures include capital expenditures to maintain current revenues and tenant improvements and leasing commissions related to space leased that has not been vacant for more than twelve months. Nonrecurring Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.

Core FFO Payout Ratio is calculated as dividends per share divided by Core FFO per share.

Core Funds from Operations (“Core FFO”) is calculated by adjusting FFO for certain other items, including acquisition and transaction related costs and unrealized gains or losses on interest rate swaps, including our share of such adjustments of unconsolidated joint ventures.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as GAAP net income or loss plus (i) depreciation and amortization (ii) interest and debt expense and (iii) income tax expense, including our share of such adjustments of unconsolidated joint ventures.

FAD Payout Ratio is calculated as total dividends divided by FAD.

FFO Payout Ratio is calculated as dividends per share divided by FFO per share.

Funds Available for Distribution (“FAD”) is calculated as Core FFO less (i) recurring tenant improvements, leasing commissions and other capital expenditures (ii) straight-line rent adjustments (iii) unrealized gains on real estate fund investments and (iv) amortization of above and below-market leases, net, plus (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs.

Funds from Operations (“FFO”) is calculated in accordance with the definition adopted by National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Net Operating Income (“NOI”) is calculated as GAAP net income or loss plus (i) depreciation and amortization (ii) general and administrative expenses (iii) interest and debt expense (iv) acquisition and transaction related costs and (v) income tax expense, less (vi) fee income (vii) unrealized gains or losses on interest rate swaps (viii) interest and other income and (ix) the gain on consolidation of a partially owned entity, including our share of such adjustments of unconsolidated joint ventures. We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present our pro rata share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Second Generation Space relates to space leased that has not been vacant for more than twelve months.